                                 SCHEDULE 14A

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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/X/  Preliminary Proxy Statement
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     Rule 14a-6(e)(2))
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/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            FPA CAPITAL FUND, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                             FPA CAPITAL FUND, INC.

     11400 WEST OLYMPIC BOULEVARD, SUITE 1200, LOS ANGELES, CALIFORNIA 90064

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON MONDAY, OCTOBER 23, 2000

     Notice is hereby given that the annual meeting of shareholders of FPA Capital Fund, Inc. ("Fund") will be held in the Board Room, Twelfth Floor, at the offices of First Pacific Advisors, Inc., the Fund's investment adviser, 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, on Monday, October 23, 2000, at 1:30 P.M. Pacific Time, to consider and vote on the following matters:

     1.   Election of the Board of Directors (Five Directors);

     2. Approval or disapproval of an investment advisory agreement ("New Agreement") between the Fund and First Pacific Advisors, Inc., the Fund's investment adviser ("Adviser");

     3. Ratification or rejection of the selection of Ernst & Young LLP as independent auditors for the Fund for the fiscal year ending March 31, 2001; and

     4. Such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

     You are entitled to vote if you held shares of the Fund as of August 24, 2000.


                                         By Order of the Board of Directors


                                         SHERRY SASAKI
                                         Secretary
September 11, 2000

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IT IS REQUESTED THAT YOU PROMPTLY EXECUTE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE THUS ENABLING THE FUND TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

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                             FPA CAPITAL FUND, INC.
     11400 WEST OLYMPIC BOULEVARD, SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                                 PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of the Fund in connection with the annual meeting of shareholders to be held on Monday, October 23, 2000. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a later proxy, by voting in person, or by letter to the Secretary of the Fund. Unless the proxy is revoked, the shares represented thereby will be voted in accordance with specifications thereon. Proxy solicitation will be principally by mail but may also be made by telephone or personal interview conducted by officers and regular employees of the Adviser, or Boston Financial Data Services, Inc., the Fund's Shareholder Servicing Agent. No specially engaged employees or paid solicitors have been retained by the Fund for such purpose. If any such persons are retained by the Adviser, the costs will paid by United Asset Management Corporation ("UAM"), the parent of the Adviser. The cost of solicitation of proxies will be borne by UAM. The Fund will reimburse banks, brokerage firms, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending the proxy material to beneficial owners of shares of the Fund. This Proxy Statement was first mailed to shareholders on or about September 11, 2000. You may obtain a copy of the Fund's most recent annual report, and of any succeeding semi-annual report, without charge, by writing to the Secretary of the Fund at the above address, or by telephoning (800) 982-4372.

     On August 24, 2000 (record date for determining shareholders entitled to notice of and to vote at the meeting), there were outstanding 00,000,000 shares of Common Stock, $0.01 par value. Each share is entitled to one vote.

     On August 24, 2000, no person is known by management to own beneficially as much as 5% of the outstanding shares of the Fund, except Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers, Attention: Fund Administration 97224, 4800 Deer Lake Drive, East Floor 2, Jacksonville, Florida 32246-6484, which held 000,000 shares (0.00%).

     Signed but unmarked proxies will be voted for the directors nominated below and in favor of all proposals. Shareholders who return proxies marked as abstaining from voting on one or more proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s). If brokers holding shares for their customers in so-called "Street Name" report that they have not received instructions and are not authorized to vote without instruction, those shares will be treated the same as abstentions.

                      1. ELECTION OF THE BOARD OF DIRECTORS

     Five directors are to be elected at the meeting, each to hold office until the next meeting of shareholders and until a successor is elected and qualified. The five nominees receiving the highest number of votes will be elected.

    Because we do not expect meetings of shareholders to be held each year, the directors' terms will be indefinite in length. Four of the nominees for director, Willard H. Altman, DeWayne W. Moore, Alfred E. Osborne, Jr. and Lawrence J. Sheehan, were elected by shareholders at their last meeting on December 20, 1999. Robert L. Rodriguez was elected by directors in 2000. The table below sets forth certain information regarding the nominees.

                                        PRINCIPAL OCCUPATION DURING
    NAME AND POSITION                          PAST FIVE YEARS                                 DIRECTOR
      WITH THE FUND                 AND DIRECTORSHIP OF PUBLIC COMPANIES                AGE     SINCE
------------------------   ---------------------------------------------------------    ---    --------
Willard H. Altman, Jr.     Retired. Formerly, until 1995, Partner of Ernst & Young      65      1998
(Director)(1)              LLP, independent auditors for the Fund. Vice President
                           of Evangelical Council for Financial Accountability, an
                           accreditation organization for Christian non-profit
                           entities. Director of FPA New Income, Inc., of FPA
                           Perennial Fund, Inc., of Source Capital, Inc. (2), and
                           of Current Income Shares, Inc., a closed-end investment
                           company not advised by the Adviser.

DeWayne W. Moore           Retired.  Formerly Senior Vice President, Chief              86      1980
(Director)(1)              Financial Officer and director of Guy F. Atkinson
                           Company of California (construction).  Director of FPA
                           New Income, Inc. (2).

Alfred E. Osborne, Jr.     Director of the Harold Price Center for                      55      1999
(Director)(1)              Entrepreneurial Studies and Associate Professor of
                           Business Economics at The John E. Anderson Graduate
                           School of Management at UCLA.  Dr. Osborne has been at
                           UCLA since 1972.  Director of FPA New Income, Inc.
                           (2), of K2 Inc., of Nordstrom, Inc., and of E* Capital
                           Corporation, a privately held company which operates a
                           venture capital fund and owns Wedbush Morgan
                           Securities, Inc., a broker-dealer.  Independent general
                           partner of Technology Funding Venture Partners V L.P.,
                           a business development company.  Trustee of the WM
                           Group of Funds, a mutual fund complex not advised by
                           the Adviser.



                                       2

                                        PRINCIPAL OCCUPATION DURING
    NAME AND POSITION                          PAST FIVE YEARS                                 DIRECTOR
      WITH THE FUND                 AND DIRECTORSHIP OF PUBLIC COMPANIES                AGE     SINCE
------------------------   ---------------------------------------------------------    ---    --------
Robert L. Rodriguez*       Director (since March 1996), Principal (since March          51      2000
(Director, President       1996), Chief Executive Officer (since May 2000) and
and Chief Investment       Chief Investment Officer (since March 1996) of the
Officer)                   Adviser; and director of FPA Fund Distributors, Inc.
                           ("Distributor") since March 1996. Director, President
                           and Chief Investment Officer of FPA New Income, Inc.
                           (2). Executive Vice President from January 1996 to
                           March 1996, and Senior Vice President from February
                           1993 to January 1996, of the Adviser; and director
                           from March 1996 to August 2000 and Senior Vice
                           President from March 1996 to November 1999 of Source
                           Capital, Inc.

Lawrence J. Sheehan**      Of counsel to, and Partner (1969 to 1994) of, the law        68      1991
(Director)(1)              firm of O'Melveny & Myers LLP, legal counsel to the
                           Fund. Director of FPA New Income, Inc., of FPA
                           Perennial Fund, Inc., of Source Capital, Inc. (2) and
                           of TCW Convertible Securities Fund, Inc., a closed-end
                           investment company not advised by the Adviser.

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* Director who is an interested person of the Fund and of the Adviser as defined in the Investment Company Act of 1940 ("Act") by virtue of being an officer of the Fund and of the Adviser.
** Director who is an interested person of the Fund as defined in the Act by virtue of being affiliated with legal counsel to the Fund.
(1) Member of the Audit Committee and of the Corporate Responsibility Committee of the Board of Directors.
(2) FPA New Income, Inc., FPA Paramount Fund, Inc., FPA Perennial Fund, Inc., and Source Capital, Inc. are other investment companies advised by the Adviser ("FPA Fund Complex"). See "Information Concerning the Adviser" herein.

     As of August 24, 2000, the following directors and nominees owned shares of the Fund, including shares held in the name of a spouse and trust accounts: Mr. Altman owned 000 shares; Mr. Moore owned 000 shares; Mr. Osborne owned no shares; Mr. Rodriguez owned 0,000 shares; and Mr. Sheehan owned 0,000 shares. On the same date, all officers and directors of the Fund as a group owned of record and beneficially less than 1% of the Fund's shares.

     All nominees have consented to being named in this Proxy Statement and have indicated their intention to serve if elected. Should any nominee for director withdraw or otherwise become unavailable for reasons not presently known, it is intended that the proxy holders will vote the signed but unmarked proxies and those marked for the nominated directors for such other nominee as the Board of Directors may designate.

     The Board of Directors has designated the four members identified by footnote (1) to the preceding table as the Audit Committee of the Board. The Committee makes recommendations to the Board of Directors concerning the selection of the Fund's independent auditors and reviews with such auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the Act. The Audit Committee met four times during the last fiscal year.

     The Board of Directors has designated the four members identified by footnote (1) to the preceding table as the Corporate Responsibility Committee. The Committee recommends to the full Board of Directors nominees for election as directors of the Fund to fill vacancies on the Board, when and as they occur. While the Committee expects to be able to identify from its own resources an ample number of qualified candidates, it will review recommendations from shareholders of persons to be considered as nominees to fill future vacancies. The determination of nominees recommended by the Committee is within the sole discretion of the Committee and the final selection of management nominees is within the sole discretion of the Board. Therefore, no assurance can be given that persons recommended by shareholders will be nominated as directors. The Corporate Responsibility Committee met three times during the last fiscal year.

     During the fiscal year ended March 31, 2000, the Board of Directors held five meetings. Each director attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all Committees of the Board on which they served.

     During the fiscal year ended March 31, 2000, the Fund did not pay any salaries directly to officers but paid an investment advisory fee to the Adviser as described herein. The following information relates to director compensation. Each director who was not an interested person of the Adviser was compensated by the Fund at the rate of $6,000 per year plus a fee of $1,000 per day for each Board of Directors meeting attended. The directors who were not interested persons of the Adviser received total directors' fees of $33,280 for such year. Each such director is also reimbursed for out-of-pocket expenses incurred as a director. During the year, the Fund incurred legal fees of $26,255, to the law firm of O'Melveny & Myers LLP, with which Mr. Sheehan is affiliated.

                                                                            Total Compensation*
                                        Aggregate Compensation*          from the FPA Fund Complex
       Name of Directors                    from the Fund                   including the Fund
   -----------------------------        -----------------------          -------------------------
     Willard H. Altman, Jr.                     $10,000                          $ 43,000**

     Donald E. Cantlay (1)                          584                             1,168***

     DeWayne W. Moore                            10,000                            20,000***

     Alfred E. Osborne, Jr. (2)                   2,696                             5,392***

     Lawrence J. Sheehan                         10,000                            43,000**

  * No pension or retirement benefits are provided to directors of the Fund or the FPA Fund Complex.
 ** Includes compensation from the Fund, two other open-end investment companies, and one closed-end investment company.
*** Includes compensation from the Fund and one other open-end investment company.

(1)  Director until May, 1999.
(2)  Elected December, 1999

     The following information relates to each executive officer of the Fund who is not a director or a nominee for election as a director of the Fund. Each officer also serves as a director and/or officer of the Adviser and has received employee stock options to acquire shares of UAM, of which the Adviser is an indirect wholly owned subsidiary. The business address of each of the following officers is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

      NAME AND POSITION                 PRINCIPAL OCCUPATION DURING                            OFFICER
        WITH THE FUND                         PAST FIVE YEARS                          AGE      SINCE
------------------------  ---------------------------------------------------------    ---     -------
Dennis M. Bryan            Vice President of the Adviser since January 1996.  Mr.      39       1996
(Vice President)           Bryan served as Investment Analyst of the Adviser from
                           July 1993 to January 1996.

Eric S. Ende               Senior Vice President of the Adviser for more than the      56       1985
(Vice President)           past five years. Mr. Ende also serves as director,
                           President and Chief Investment Officer of Source
                           Capital, Inc.; as director, President and Portfolio
                           Manager of FPA Paramount Fund Inc.; as President and
                           Portfolio Manager of FPA Perennial Fund, Inc.; and as
                           Vice President of FPA New Income, Inc. Nominee for
                           director of FPA Perennial Fund, Inc.

J. Richard Atwood          Director (since May 2000), Principal (since May 2000),      40       1997
(Treasurer)                Chief Operating Officer (since May 2000), Chief
                           Financial Officer (since January 1997) and Treasurer
                           (since January 1997) of the Adviser; and director
                           (since May 2000), President (since May 2000), Chief
                           Executive Officer (since May 2000), Chief Financial
                           Officer (since March 1998) and Treasurer (since
                           January 1997) of the Distributor. Mr. Atwood also
                           serves as Treasurer of FPA New Income, Inc., of FPA
                           Paramount Fund, Inc., of FPA Perennial Fund, Inc. and
                           of Source Capital, Inc. Mr. Atwood served as Vice
                           President and Chief Financial Officer of Transamerica
                           Investment Services, Inc. from January 1995 to
                           January 1997; and Senior Vice President from January
                           1997 to May 2000 of the Adviser and of the Distributor.

Sherry Sasaki              Assistant Vice President and Secretary of the Adviser       45       1984
(Secretary)                for more than the past five years; and Secretary of the
                           Distributor for more than the past five years.  Ms.
                           Sasaki also serves as Secretary of FPA New Income,
                           Inc., of FPA Paramount Fund, Inc., of FPA Perennial
                           Fund, Inc. and of Source Capital, Inc.

         2. APPROVAL OR DISAPPROVAL OF AN INVESTMENT ADVISORY AGREEMENT
                                ("NEW AGREEMENT")

     First Pacific Advisors, Inc. ("Adviser"), a Massachusetts corporation, maintains its principal office at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064. The Adviser has provided investment management and advisory services to the Fund since July 11, 1984. Such services are presently provided pursuant to an investment advisory agreement, dated August 1, 1994 ("Present Agreement"), which was most recently approved by shareholders of the Fund on December 20, 1999. The Adviser is a wholly owned subsidiary of United Asset Management Holdings, Inc. which is a wholly owned subsidiary of UAM, which is a holding company principally engaged, through affiliated firms, in providing institutional investment management and acquiring institutional investment management firms.

     UAM has announced an agreement dated June 19, 2000 with Old Mutual plc ("Old Mutual"), a United Kingdom-based financial services group with substantial asset management, insurance, and banking businesses. This agreement provides for a tender offer by Old Mutual for all outstanding shares of UAM and following completion of the tender offer a merger by which UAM will become a wholly-owned subsidiary of Old Mutual. At such time as 25% or more of the outstanding shares of UAM are acquired pursuant to the tender offer, there will be change in control of UAM and thus an assignment which under the Investment Company Act of 1940 will automatically terminate the Present Agreement.

     Because the change in control is expected to occur prior to this shareholders meeting, the Board of Directors of the Fund has approved an interim investment advisory agreement with the Adviser to allow the continued receipt of advisory services by the Fund after the assignment and prior to shareholder approval of a new agreement. Under the Investment Company Act, the Adviser may continue to serve as investment adviser to the Fund beyond an interim period of 150 days only if shareholders of the Fund approve a new investment advisory agreement. The Board of Directors of the Fund have approved, and recommend shareholder approval of, a new investment advisory agreement ("New Agreement") between the Fund and the Adviser to become effective upon approval by shareholders of the Fund. Shareholder approval requires the affirmative vote of
(a) 67% or more of the voting securities represented at the meeting, if more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of all outstanding voting securities, whichever is less.

     If shareholders of the Fund do not approve the New Agreement, the Board of Directors of the Fund would seek to obtain interim advisory services at the lesser of cost or the current fee rate either from the Adviser or from another advisory organization. Thereafter, the Board of Directors would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements, in either event subject to the approval of shareholders.

INVESTMENT ADVISORY AGREEMENTS

     The terms of the Present Agreement and the New Agreement are identical in all material respects, except for the effective date and termination date. The initial term of the New Agreement will commence on the date approved by shareholders of the Fund and continue to September 30, 2002. A copy of the New Agreement is attached as Exhibit A hereto. Under each Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser agrees to obtain and evaluate economic, statistical and financial information to formulate and implement the Fund's investment programs. In addition to providing management and investment advisory services, the Adviser furnishes office space, facilities and equipment. It also compensates all officers and other personnel of the Fund except directors who are not affiliated with the Adviser.

     The Adviser provides at its expense personnel to serve as officers of the Fund and office space, facilities and equipment for managing the affairs of the Fund, subject to cost reimbursement for financial services provided to the Fund as described below. All other expenses incurred in the operation of the Fund are borne by the Fund. Expenses incurred by the Fund include brokerage commissions on portfolio transactions, fees and expenses of directors not affiliated with the Adviser, taxes, transfer agent fees, dividend disbursement and reinvestment and custodian fees, auditing and legal fees, the cost of printing and mailing reports and proxy materials to shareholders, expenses of printing and engraving stock certificates, expense of trade association memberships, premiums for the fidelity bond and errors and omissions insurance maintained by the Fund, and reimbursement of the Adviser's expenses in providing financial services to the Fund as described below.

     For services rendered, the Adviser is paid an investment advisory and management fee. Such fee is payable monthly at the annual rate of 0.75% of the first $50 million, and 0.65% of the excess over $50 million, of the Fund's average net assets. This fee is higher than the fee paid by some other mutual funds. Average net assets are determined by taking the average of all the daily determinations of net assets during a calendar month.

     In addition to the investment advisory and management fee, the Fund reimburses the Adviser monthly for the costs incurred by the Adviser in providing financial services to the Fund including maintaining the accounts, books and other documents which constitute the record forming the basis for the Fund's financial statements, preparing such financial statements and other Fund documents and reports of a financial nature required by federal and state laws, calculating daily net asset value of the Fund, and participating in the production of the Fund's registration statements, prospectuses, proxy solicitation materials and reports to shareholders (including compensation of the Treasurer or other principal financial officer of the Fund, compensation of personnel working under such person's direction and expenses of office space, facilities, and equipment used by such personnel in the performance of their financial services duties to the Fund). However, for any fiscal year, the cost of such financial services paid by the Fund cannot exceed 0.10% of the average daily net assets of the Fund.

     The Advisory Agreement includes a provision for a reduction in the investment advisory and management fee and cost reimbursement paid to the Adviser in the amount by which certain defined operating expenses of the Fund (including such advisory fee and cost reimbursement) for any fiscal year exceed 1.50% of the first $30 million of average net assets of the Fund, plus 1% of the remaining average net assets of the Fund, such values to be taken at the close of business on the last business day of each calendar month. Operating expenses, as defined in the Advisory Agreement, exclude (i) interest, (ii) taxes, (iii) expenditures for brokerage and research services; and (iv) any extraordinary expenses such as those of litigation, merger, reorganization or recapitalization, to the extent such extraordinary expenses are permitted to be excluded by the rules or policies of the states in which shares of the Fund are periodically qualified for sale. All expenditures, including costs incurred in connection with the purchase, holding or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. This expense limitation provision does not require any payment by the Adviser beyond the return of the investment advisory and management fee and cost reimbursement paid to it by the Fund for a fiscal year.

     The Advisory Agreement provides that the Adviser shall have no liability to the Fund or any shareholders of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement. The Advisory Agreement may be terminated without penalty by the Board of Directors of the Fund or the vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund upon 60 days' written notice to the Adviser or by the Adviser upon like notice to the Fund. The Advisory Agreement will automatically terminate in the event of its assignment, as that term is defined in the Act.

     The recommendation of the Board of Directors that shareholders approve the New Agreement is based upon the Board's assessment of the Fund's long-term investment performance and low volatility. Advisory fees were found by the Board to be reasonable in comparison to those paid by the other open-end equity funds in light of the Board's evaluation of the consistency and reliability of the Fund's long-term performance. The Directors also took into consideration the benefits derived by the Fund's Adviser from arrangements under which it receives research services from brokers to whom the Fund's brokerage transactions are allocated, as described below under "Portfolio Transactions and Brokerage."

     For the fiscal year ended March 31, 2000, the Adviser received investment advisory and management fees of $3,538,917, plus reimbursement of $536,756 for costs incurred in providing financial services to the Fund. The Fund's average net assets during such fiscal year were $537,776,226. On June 30, 2000, the Fund's total net assets were $449,376,868.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Under the Advisory Agreement, the Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed better prices and executions are available elsewhere. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices which are favorable to the Fund. If these primary considerations are met, agency transactions for the Fund are typically placed with brokers which provide brokerage and research services to the Fund or the Adviser at commission rates considered to be reasonable, although higher than the lowest brokerage rates available. No formula for such allocation exists. The Fund thus bears the cost of such services. While research services may be useful to supplement other available investment information, the receipt thereof does not necessarily reduce the expenses of the Adviser. The Fund does not pay any mark-up over the market price of securities acquired in principal transactions with dealers. Any solicitation fees which are received by the Adviser in connection with a tender of portfolio securities of the Fund in acceptance of an exchange or tender offer are applied to reduce the advisory fees payable by the Fund.

     The Advisory Agreement includes direct authorization for the Adviser to pay commissions on securities transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate, if the Adviser determines in good faith that the amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934), viewed in terms of the particular transaction or the Adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion. The term brokerage and research services is defined to include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions, and performing functions incidental thereto, such as clearance, settlement and custody.

     The Adviser also places portfolio transactions for other advisory accounts, including other investment companies. Research services furnished by broker-dealers which effect securities transactions for the Fund may be used by the Adviser in servicing all of its advisory accounts and not all such research services may be used by the Adviser in the management of the Fund's portfolio. Conversely, research services furnished by broker-dealers which effect securities transactions for other advisory accounts may be used by the Adviser in the management of the Fund. In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of the advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary. In the opinion of the Adviser, however, total commissions paid by the Fund are not disproportionate to the benefits received by it on a continuing basis. During the fiscal year ended March 31, 2000, brokerage commissions paid by the Fund totaled $585,690 of which $534,521 was paid on transactions having a total value of $243,461,956 to broker-dealers selected because of research services provided to the Adviser.

     The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities purchased or sold by the

Fund. In making such allocations, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment.

INFORMATION CONCERNING THE ADVISER

     The Advisory Agreement permits the Adviser to render advisory services to others, and the Adviser also serves as investment adviser to Source Capital, Inc., a publicly traded (closed-end) investment company, which had net assets of $416,779,511 on June 30, 2000. Source Capital, Inc. pays an advisory fee at the annual rate of 0.725% on the first $100 million of its net assets, 0.700% on the next $100 million of its net assets, and 0.675% on any net assets in excess of $200 million. The Adviser also advises FPA New Income, Inc., FPA Paramount Fund, Inc., FPA Perennial Fund, Inc. and FPA Crescent Portfolio, open-end investment companies, which had net assets of $506,458,635, $78,529,306, $40,802,448 and
$40,525,052, respectively, on June 30, 2000. FPA New Income, Inc. pays an advisory fee at the annual rate of 0.50% of the average daily net assets. FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc. each pay advisory fees at the same annual rate as the Fund. FPA Crescent Portfolio pays an advisory fee at the annual rate of 1.00% of its average daily net assets. The Adviser also advises institutional accounts. The Adviser had total assets under management of approximately $2.9 billion at June 30, 2000.

     The directors and principals of the Adviser are the following persons: J. Richard Atwood, Chief Operating Officer, Chief Financial Officer and Treasurer of the Adviser; and Robert L. Rodriguez, Chief Executive Officer and Chief Investment Officer of the Adviser. The principal occupations of Messrs. Atwood and Rodriguez are described in the preceding tables. The business address of Messrs. Atwood, Rodriguez is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

DISTRIBUTOR

     FPA Fund Distributors, Inc., 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, a wholly owned subsidiary of the Adviser, acts as the principal distributor of shares of the Fund pursuant to a Distribution Agreement dated August 1, 1994. During the fiscal year ended March 31, 2000, the Distributor received $9,764 in net sales commissions (after reallowance to other dealers) on sales of shares of the Fund. FPA Fund Distributors, Inc. will continue to serve as distributor for shares of the Fund.

DIRECTORS' RECOMMENDATION AND OTHER INFORMATION

     The New Agreement has been approved by the Board of Directors of the Fund, including those directors who are not "interested persons" of the Fund, as that term is defined in the Act, at a meeting held on August 7, 2000. In so doing, the directors have acted in what they believe to be in the best interests of the shareholders of the Fund.

     In approving the New Agreement and recommending that it be approved by the shareholders, the directors have considered the Adviser's expressed intention to continue the investment operations of the Fund and the Adviser under the direction of current management; the nature, quality and extent of the services to be performed by the Adviser; the investment record of the Fund; comparative data as to investment performance, advisory fees and expenses; the financial resources of UAM and Old Mutual; and such other information and factors as the directors believe to be relevant. The Adviser has assured the directors that there will be no reduction in the nature or quality of its services to the Funds as a result of the transaction.

     The Act provides that in connection with the sale of any interest in an investment adviser which results in the "assignment" of an investment advisory contract, an investment adviser of a registered investment company such as the Fund, or an affiliated person of such investment adviser, may receive any amount or benefit if (i) for a period of 3 years after the sale, at least 75% of the members of the Board of Directors of the investment company are not "interested persons" of the investment adviser or the predecessor adviser, and (ii) there is no "unfair burden" imposed on the investment company as a result of such sale or any expressed or implied terms, conditions or understandings applicable thereto. For this purpose, "unfair burden" is defined to include any arrangement during the 2-year period after the transaction, whereby the investment adviser or its predecessor or successor investment adviser, or any interested persons of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company other than regular type ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than regular type investment advisory or other services. This provision of the Act was enacted by Congress in 1975 to make it clear that an investment adviser (or an affiliated person of the adviser) can realize a profit on the sale of the adviser's business, subject to the two safeguards described above. In their agreement, Old Mutual and UAM have agreed not to take or recommend any action that would constitute an unfair burden on the Fund within the meaning of this provision. Old Mutual and UAM have also agreed that, for a period of three years after the transaction, they will not take or recommend any action that would cause more than 25% of the directors to be interested persons of the Adviser.

     THE DIRECTORS RECOMMEND THAT SHAREHOLDERS APPROVE THE NEW AGREEMENT

            3. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     Shareholders are requested to ratify the selection by the Board of Directors (including a majority of directors who are not interested persons of the Fund as that term is defined in the Act) of the firm of Ernst & Young LLP as independent auditors for the Fund for the fiscal year ending March 31, 2001. In addition to normal audit services, Ernst & Young LLP provides services in connection with the preparation and review of federal and state tax returns for the Fund. The employment of Ernst & Young LLP is conditioned upon the right of the Fund, by vote of a majority of its outstanding voting securities, to terminate such employment without any penalty. Ernst & Young LLP have served as independent auditors for the Fund since 1968. Representatives of Ernst & Young LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to any appropriate questions from shareholders.

                                4. OTHER MATTERS

     The proxy holders have no present intention of bringing before the meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of effecting the same, nor has the management of the Fund any such intention. Neither the proxy holders nor the management of the Fund are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

SIMULTANEOUS MEETINGS

     The annual meeting of shareholders of the Fund is called to be held at the same time as the meeting of shareholders of FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc. It is anticipated that such meetings will be held simultaneously. In the event that any Fund shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting so that the meeting of the Fund may be held separately, the persons named as proxies will vote in favor of such an adjournment.

SHAREHOLDER PROPOSALS

     The Fund does not expect to hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of the Fund's shareholders should send such proposals to the Fund at the address shown above. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for that meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included.

ADJOURNMENT

     In the event that sufficient votes in favor of the proposals set forth in the Notice of Annual Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment those proxies which have voted against any of such proposals.

                                        By Order of the Board of Directors



                                        SHERRY SASAKI

                                        Secretary
September 11, 2000

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                       EXHIBIT A
                          INVESTMENT ADVISORY AGREEMENT

       AGREEMENT, dated October , 2000 by and between FPA CAPITAL FUND, INC., a Maryland corporation (hereinafter referred to as the "Fund"), and FIRST PACIFIC ADVISORS, INC., a Massachusetts corporation (hereinafter referred to as the "Manager").

                              W I T N E S S E T H :

       WHEREAS, the Fund is engaged in business as a diversified open-end investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

       WHEREAS, the Manager is engaged principally in rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

       WHEREAS, the Fund desires to retain the Manager to render management and investment advisory services to the Fund in the manner and on the terms hereinafter set forth; and

       WHEREAS, the Manager is willing to provide management and investment advisory services to the Fund on the terms and conditions hereinafter set forth.

       NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Manager hereby agree as follows:

                                    ARTICLE I
                              DUTIES OF THE MANAGER

       The Fund hereby employs the Manager to act as the manager and investment adviser of the Fund and to furnish, or arrange for affiliates to furnish, the management and investment advisory services described below, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Manager hereby accepts such employment and agrees during such period, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein.

       (a) INVESTMENT ADVISORY SERVICES. The Manager shall provide the Fund with such investment research, advice and supervision as the Fund may from time to time consider necessary for the proper supervision of the assets of the Fund, shall furnish continuously an investment program for the Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests or cash, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objectives, investment policies and investment restrictions as the same are set forth in the currently effective registration statement relating to the shares of the Fund under the Securities Act of 1933, as amended (the "Registration Statement"). The Manager shall furnish to the Fund research and statistical and other factual information and reports with respect to securities held by the Fund or which the Fund might purchase. It will also furnish to the Fund such information as may be appropriate concerning developments which may affect issuers of securities held by the Fund or which the Fund might purchase or the businesses in which such issuers may be engaged. Such statistical and other factual information and reports shall include information and reports on industries, businesses, corporations and all types of securities, whether or not the Fund has at any time any holdings in such industries, businesses, corporations or securities. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by the Manager, and to that end, the Manager is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the Fund, the Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund. The Manager is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Manager. Such allocation shall be in such amounts and proportions as the Manager shall determine and the Manager will report on said allocations regularly to the Board of Directors of the Fund indicating the brokers to whom such allocations have been made and the basis therefor.

       (b) MANAGEMENT SERVICES. The Manager shall furnish to the Fund necessary assistance in the preparation of all reports now or hereafter required by Federal or other laws, and in the preparation of prospectuses, registration statements and amendments thereto that may be required by Federal or other laws or by the rule or regulation of any duly authorized commission or administrative body. However, nothing herein shall obligate the Manager to pay the costs of preparation, printing, or mailing of prospectuses being used in connection with sales of the Fund's shares or otherwise, except as provided in Article II(b) herein. The Manager also shall furnish to the Fund office space in the offices of the Manager or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service for managing the affairs and investments and keeping the general accounts and records of the Fund (exclusive of the necessary records of the transfer agent, registrar and custodian), and shall arrange, if desired by the Fund, for members of the Manager's organization to serve without salaries from the Fund as officers of the Fund.

       When Fund portfolio securities are tendered by the Manager or an affiliate of the Manager, the Manager will arrange to receive the solicitation fees, less expenses, received and will deduct the net amount of any such fees received by the Manager, or any affiliate of the Manager, from the management fee payable by the Fund. The Manager reserves the right, in its discretion, to purchase statistical information and other services from other sources, including affiliates of the Manager.

                                   ARTICLE II
                       ALLOCATION OF CHARGES AND EXPENSES

       (a) THE MANAGER. The Manager assumes responsibility for and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense, provide the office space, equipment and facilities which it is obligated to provide under Article I hereof, except as specified otherwise in Section III(b) hereof.

       (b) THE FUND. Except as expressly provided for above, the Fund assumes responsibility for and shall pay or cause to be paid all other expenses of the Fund including, without limitation: the charges and expenses of any registrar and any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; the charges and expenses of auditors; the charges and expenses of any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including issuance and transfer taxes, and corporate fees payable by the Fund to Federal, state or other governmental agencies; the cost of stock certificates representing shares of the Fund; fees involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and semi-annual and annual reports to shareholders except as set forth in the Distribution Agreement between the Fund and FPA Fund Distributors, Inc.; fees and travel expenses of independent and unaffiliated directors; the expense of furnishing, or causing to be furnished, all shareholders a statement of account after every non-commissionable transaction affecting their account, including the expense of mailing; charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's corporate and financial structure and relations with its shareholders, issuance of Fund shares, and registrations and qualifications of securities under Federal, state and other laws; association dues; interest payable on Fund borrowings; and postage.

                                   ARTICLE III
                           COMPENSATION OF THE MANAGER

       (a) INVESTMENT MANAGEMENT FEE. For the services rendered, the facilities furnished and expenses assumed by the Manager, the Fund shall pay to the Manager compensation at the annual rate of 0.75% of the first $50 million of the value of the net assets of the Fund, and 0.65% on the excess over $50 million of the value of the net assets of the Fund, calculated as hereinafter set forth. Compensation under this Agreement shall be calculated and accrued for each calendar day by applying the annual rate to the net assets of the Fund as of the close of the last business day preceding the day for which the fee is being calculated, and dividing the sum so computed by the number of calendar days in the fiscal year. The fees thus accrued will be payable monthly, provided that such compensation shall be paid proportionately for any other period ending with the termination of this Agreement.

       (b) COST REIMBURSEMENT. In addition to the above-stated fee, the Fund shall reimburse the Manager monthly for the costs incurred by the Manager in providing financial services to the Fund including, among other normal financial services for the Fund, maintaining the accounts, books and other documents which constitute the record forming the basis for the Fund's financial statements, preparation of such financial statements and other Fund documents and reports of a financial nature required by Federal and state laws, calculating daily net asset value of the Fund, and participating in the production of the Fund's registration statements, prospectuses, proxy solicitation materials and reports to stockholders (including compensation of the Treasurer or other principal financial officer of the Fund, compensation of personnel working under such person's direction and expenses of office space, facilities and equipment used by such personnel in the performance of their financial services duties to the
Fund); provided, however, that such reimbursement shall not exceed for any fiscal year of the Fund 0.10% of the average net asset value of the Fund. Such maximum reimbursement shall be calculated in the same manner as the fee referred to in Section III(a).

       (c) EXPENSE LIMITATIONS. In the event the operating expenses of the Fund, including amounts payable to the Manager pursuant to subsection (a) hereof (but excluding interest, taxes, and brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities), for any fiscal year ending on a date on which this Agreement is in effect exceed one and one-half percent (1/2%) of the first Thirty Million Dollars ($30,000,000) of the average net asset value of the Fund, plus one percent (1%) of the average net assets of the Fund in excess of Thirty Million Dollars ($30,000,000) calculated on the basis of the average of all of the valuations of the net assets of the Fund in effect for the sale of Fund shares as of the close of business on the last business day of each month during the fiscal year, the Manager shall thereupon pay to the Fund the amount by which such expenses exceed such limits.

                                   ARTICLE IV
                     LIMITATION OF LIABILITY OF THE MANAGER

       The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term "Manager" shall include any affiliates of the Manager performing services for the Fund contemplated hereby and directors, officers and employees of the Manager and such affiliates.

                                   ARTICLE V
                           ACTIVITIES OF THE MANAGER

       The services of the Manager to the Fund are not to be deemed to be exclusive, the Manager being free to render services to others so long as its services hereunder are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

                                   ARTICLE VI
                   DURATION AND TERMINATION OF THIS AGREEMENT

       This Agreement shall continue in effect to September 30, 2002. It may be continued in effect thereafter by mutual consent, provided that such continuance shall be specifically approved at least annually by (a) the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the directors who are not parties to this Agreement or interested persons (as defined in the Investment Company Act) of any such party. This Agreement will terminate upon assignment and may be terminated without penalty on sixty days' written notice at the option of either party hereto or by the vote of the shareholders of the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the principal office of such party.

                                   ARTICLE VII
                          AMENDMENTS OF THIS AGREEMENT

       This Agreement may be amended by the parties only if such amendment is specifically approved by (a) the Board of Directors of the Fund, or by the vote of a majority of outstanding voting securities of the Fund, and (b) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE VIII
                          DEFINITIONS OF CERTAIN TERMS

       Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

                                   ARTICLE IX
                                  GOVERNING LAW

       This Agreement shall be construed in accordance with laws of the State of California and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of California, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

       IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                         FPA CAPITAL FUND, INC.



                                         By:________________________________
                                            Robert L. Rodriguez,
                                            President



                                         FIRST PACIFIC ADVISORS, INC.



                                         By:________________________________
                                            J. Richard Atwood,
                                            Principal

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

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                             FPA CAPITAL FUND, INC.
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Mark box at right if an address change or comment has been             / /
noted on the reverse side of this card.



CONTROL NUMBER:











                                                      --------------------------
Please be sure to sign and date this Proxy.           Date
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  Shareholder sign here                            Co-owner sign here (if any)








If no direction is given, this Proxy will be voted for proposals 1, 2 and 3.

  1.   Election of Directors.  Nominees:
                                                        With-     For All
                                                For     hold      Except
       W.H. ALTMAN, JR.  R.L. RODRIGUEZ         / /      / /        / /
       D.W. MOORE        L.J. SHEEHAN
       A.E. OSBORNE, JR.

Instruction: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominees(s). Your shares will be voted for the remaining nominee(s).

  2. Approval of an investment advisory agreement between the Fund and First Pacific Advisors, Inc., the Fund's investment adviser.

                                                For     Against    Abstain
                                                / /      / /        / /

  3.   Selection of Ernst & Young LLP as independent auditors.

                                                / /      / /        / /

  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

  The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated September 2000.

  RECORD DATE SHARES:

                             FPA CAPITAL FUND, INC.

                          STATE STREET BANK & TRUST CO.
                      P.O. BOX 8115, BOSTON, MA 02266-8115

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints WILLARD H. ALTMAN, JR., DEWAYNE W. MOORE and LAWRENCE J. SHEEHAN, and each of them proxies with power of substitution, and hereby authorizes each of them to represent and to vote, as provided on the reverse side, all shares of stock of the above Fund which the undersigned is entitled to vote at the annual meeting to be held on Monday, October 23, 2000, and at any adjournments thereof.

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                PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
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When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
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